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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): May 31, 2001


                         GEO SPECIALTY CHEMICALS, INC.
            (Exact Name of Registrant as Specified in Its Charter)

             Ohio                     333-70011               34-1708689
   (State or Other Jurisdiction     (Commission             (I.R.S. Employer
         of Incorporation)           File Number)          Identification No.)

                      28601 CHAGRIN BOULEVARD, SUITE 210
                             CLEVELAND, OHIO 44122
         (Address, including Zip Code, of Principal Executive Offices)


                                 216-464-5564
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 31, 2001, GEO acquired substantially all of the assets and rights associated with the peroxides business unit of Hercules Incorporated, a Delaware corporation ("Hercules"), for $92.2 million, subject to a post-closing working capital adjustment. GEO assumed certain liabilities of the acquired business, exclusive of pre-closing environmental liabilities. The acquired business is engaged primarily in the manufacture and sale of various organic peroxide products used in the vulcanization, catalysis and processing of polymers and elastometric compounds (the "Peroxides Business"). The purchase price of the acquired business was arrived at through arms-length negotiations between GEO and Hercules.

     In connection with the acquisition, GEO acquired certain production facilities from Hercules located in Franklin, Virginia and entered into a long-term lease with Hercules for the real property underlying such facilities, and GEO and Hercules entered into a Plant Operating Agreement, pursuant to which Hercules will provide labor and other services in support of GEO's operation of such acquired facilities. GEO also entered into a lease with Hercules relating to certain production facilities and real property located in Gibbstown, New Jersey, subject to Hercules' post-closing obligation to split such real property from a larger lot owned by it and transfer full title to such facilities and real property to GEO. GEO and Hercules also entered into two Tolling Agreements, pursuant to which Hercules will produce the ECHO(R) A vulcanizing agent and other peroxide products at Hercules' Brunswick, Georgia and Beringen, Belgium facilities for GEO on a tolling basis, for an initial term of one year with an option in favor of GEO for two additional one year terms. In addition, GEO was granted an option to purchase for $1.00 certain machinery and equipment associated with the Peroxides Business located at Hercules' production facilities in Beringen, Belgium.

     GEO intends to utilize the acquired and leased production facilities to produce substantially the same organic peroxide products manufactured by the Peroxides Business prior to closing.

     To fund the acquisition, GEO entered into an Amended and Restated Credit Agreement with Bankers Trust Company, Salomon Smith Barney Inc. and various other financial institutions, which is described under Item 5 below.

ITEM 5.  OTHER EVENTS.

     In connection with the acquisition of the Peroxides Business, GEO entered into an Amended and Restated Credit Agreement with Bankers Trust Company, Salomon Smith Barney Inc. and various other financial institutions (the "Lenders"), pursuant to which the Lenders have extended credit facilities in the amount of $145.0 million (the "Credit Facilities") to GEO, consisting of (i) a Term Loan B Facility in the amount of $105.0 million, maturing on December 31, 2007 and bearing interest, at GEO's option, at a Reserve Adjusted Eurocurrency Rate plus 3.25% to 4.00%, depending on GEO's leverage ratio, or a Base Rate plus 2.25% to 3.00%, depending on GEO's leverage ratio, and (ii) a $40.0 million Revolving Credit Facility, maturing on June 30, 2005 and bearing interest, at GEO's option, at a Reserve Adjusted Eurocurrency Rate plus 2.25% to 3.50%, depending on GEO's leverage ratio, or a Base Rate plus 1.25% to 2.50%, depending on GEO's leverage ratio. The Term B Loan Facility was made available to GEO to refinance its existing revolving credit facility, to fund the acquisition of the Peroxides Business and the expenses incurred in connection with the acquisition, and for working capital and general corporate purposes. The Revolving Credit Facility will be available to GEO for ongoing working capital and general corporate purposes.

     GEO's ability to draw funds under the Revolving Credit Facility is subject to, in addition to the customary restrictions contained in the Amended and Restated Credit Agreement, a number of restrictions
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contained in the Indenture governing GEO's currently outstanding $120.0 million in aggregate principal amount of 10 1/8% Senior Subordinated Notes due 2008. The obligations of GEO under the Credit Facilities are secured by a first priority security interest on all tangible and intangible assets of GEO, including GEO's ownership interests in its subsidiaries. The Credit Facilities are senior in right of payment to GEO's outstanding Senior Subordinated Notes.

     On April 19, 2001, GEO sold its paper chemicals business to ONDEO Nalco Company, a subsidiary of Suez Lyonnaise des Eaux. GEO retained all its manufacturing facilities, and will supply paper coating products to ONDEO Nalco Company under a long-term supply agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)-(b) Financial statements and pro forma financial information will be filed, pursuant to the provisions of Items 7(a)(4) and 7(b)(2) of Form 8-K, in an amendment to this Current Report on Form 8-K filed within 60 days after the date that this filing was required to be made.

     (c)  The following are filed as exhibits to this Current Report on Form 8-
K:

     2.1 Sale and Purchase Agreement, dated as of March 27, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

     2.2 Asset Purchase Agreement, dated as of April 10, 2001, by and between GEO Specialty Chemicals, Inc. and ONDEO Nalco Company.

     10.1 Amended and Restated Credit Agreement, dated as of May 31, 2001, by and among GEO Specialty Chemicals, Inc. and Bankers Trust Company, Salomon Smith Barney Inc. and various other financial institutions.

     10.2 Lease Agreement (Franklin, Virginia), dated May 31, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

     10.3 Lease Agreement (Gibbstown, New Jersey), dated May 31, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

     10.4 Plant Operating Agreement, dated May 31, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

     10.5 Supply Agreement, dated April 19, 2001, by and between GEO Specialty Chemicals, Inc. and ONDEO Nalco Company.

     The schedules and exhibits attached to Exhibits 2.1 and 2.2 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Copies of these schedules and/or exhibits will be provided to the Securities and Exchange Commission upon request.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEO SPECIALTY CHEMICALS, INC.


Date: June 15, 2001               By: /s/ William P. Eckman
                                  -------------------------
                                  William P. Eckman, Executive Vice
                                  President and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number         Exhibit Description
------         -------------------

2.1 Sale and Purchase Agreement, dated as of March 27, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

2.2 Asset Purchase Agreement, dated as of April 10, 2001, by and between GEO Specialty Chemicals, Inc. and ONDEO Nalco Company.

10.1 Amended and Restated Credit Agreement, dated as of May 31, 2001, by and among GEO Specialty Chemicals, Inc. and Bankers Trust Company, Salomon Smith Barney Inc. and various other financial institutions.

10.2 Lease Agreement (Franklin, Virginia), dated May 31, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

10.3 Lease Agreement (Gibbstown, New Jersey), dated May 31, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

10.4 Plant Operating Agreement, dated May 31, 2001, by and between GEO Specialty Chemicals, Inc. and Hercules Incorporated.

10.5 Supply Agreement, dated April 19, 2001, by and between GEO Specialty Chemicals, Inc. and ONDEO Nalco Company.